Exhibit 10.36

AMENDMENT NO. 2 TO THE

CREDIT AGREEMENT

Dated as of October 31, 2005

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this “Amendment”) among Digital Realty Trust, L.P. (the “Borrower”); Citicorp North America, Inc. (“CNAI”), as administrative agent (the “Administrative Agent”), the financial institutions party to the Credit Agreement referred to below (collectively, the “Lender Parties”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as syndication agent (the “Syndication Agent”), Bank of America, N.A., KeyBank National Association and Royal Bank of Canada (the “Co-Documentation Agents”), and Citigroup Global Markets Inc. and Merrill Lynch (the “Arrangers”).

PRELIMINARY STATEMENTS:

(1) The Borrower, Digital Realty Trust, Inc. (the “Parent Guarantor”), the subsidiaries of the Borrower party thereto, the Lenders Party thereto (the “Existing Lenders”), the other Lender Parties, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents have entered into a Credit Agreement, dated as of November 3, 2004 (as amended prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) Each Person named as a Lender on the signature pages of this Amendment not previously named as a Lender under the Credit Agreement (each, a “New Lender”) has agreed to become a party to the Credit Agreement (as so amended) as a Lender, on the terms and subject to the conditions set forth in this Amendment and the Credit Agreement, as amended hereby.

(3) The Borrower and the Existing Lenders have agreed to amend the Credit Agreement, including for the purpose of including each New Lender as a Lender thereunder, on the terms and subject to the conditions hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 2), hereby amended as follows:

(a) The cover page of the Credit Agreement is hereby amended by (i) deleting the figure “$200,000,000” thereon and substituting therefor the figure “$350,000,000”, and (ii) inserting the words “, FRONTING BANK” after the words “INITIAL ISSUING BANK” thereon.

(b) The preamble to the Credit Agreement is hereby amended by inserting the words “the Fronting Bank (as hereinafter defined),” immediately before the words “the Swing Line Bank” therein.

(c) Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the definition of “Canadian Dollars” set forth therein, and (ii) adding the following new definitions in their appropriate alphabetical order:

“Amendment No. 2” means Amendment No. 2 to the Credit Agreement dated as of October 31, 2005.

“Amendment No. 2 Effective Date” means the date on which all of the conditions to effectiveness of Amendment No. 2 have been satisfied.

“Capitalized Value” means, in the case of any Asset, the Adjusted EBITDA of such Asset divided by 9.0%.

“Fronting Advance” has the meaning specified in Section 2.03A(a).

“Fronting Bank” means CNAI, in its capacity as the Lender of Fronting Advances, and its successors and permitted assigns in such capacity.

“Fronting Commitment” means, with respect to the Fronting Bank at any time, each amount shown in the column titled “Fronting Commitment” on Schedule I attached hereto, as allocated on Schedule I to a particular Non-Qualified Lender and as such amount may be increased at or prior to such time in the sole discretion of the Fronting Bank (which shall promptly give notice to the Administrative Agent and the Borrower of any such increase) or reduced at or prior to such time pursuant to Section 2.05. The Fronting Bank shall have the right (but not the obligation) from time to time to make a new Fronting Commitment available for the benefit of any Lender approved as a “Non-Qualified Lender” hereunder after the Amendment No. 2 Effective Date; provided, however, that no portion of any then existing Fronting Commitment previously allocated to any other Non-Qualified Lender shall be reallocated to such new Non-Qualified Lender. A Fronting Commitment allocated on Schedule I to a particular Non-Qualified Lender shall be used only for the purpose of making Fronting Advances for the benefit of such Non-Qualified Lender and shall not be available for any other purpose.

“Fronting Event” has the meaning specified in Section 2.03A(a).

“Fronting Facility” has the meaning specified in Section 2.03A(a).

“Fronting Fee” has the meaning specified in Section 2.08(e).

“Non-Qualified Lender” means a Lender (a) that is unable to fund Advances in any Committed Foreign Currency by reason of not having access directly or through an Affiliate to a foreign currency trading desk, and (b) that has been approved as a Non-Qualified Lender for purposes of this Agreement by the Fronting Bank acting in its sole discretion.

“Qualified Lender” means a Lender that has access directly or through an Affiliate to a foreign currency trading desk and thus is capable of funding Advances in any Committed Foreign Currency.

“Reduced Borrowing” has the meaning specified in Section 2.03A(b).

“Requested Borrowing” has the meaning specified in Section 2.03A(b).

“Sharing Event” has the meaning specified in Section 2.03A(d).

(d) Section 1.01 of the Credit Agreement is hereby amended to restate the following definitions set forth therein in their entirety to read as follows:

“Applicable Margin” means, at any date of determination, a percentage per annum determined by reference to the Leverage Ratio as set forth below:

Pricing Level	Leverage Ratio	Applicable Margin for Base Rate Advances	Applicable Margin for Eurocurrency Rate Advances
I	> 55%	0.625%	1.625%
II	> 45% but ≤ 55%	0.500%	1.500%
III	> 40% but ≤ 45%	0.375%	1.375%
IV	≤ 40%	0.250%	1.250%

The Applicable Margin for each Base Rate Advance shall be determined by reference to the Leverage Ratio in effect from time to time and the Applicable Margin for any Interest Period for all Eurocurrency Rate Advances comprising part of the same Borrowing shall be determined by reference to the Leverage Ratio in effect on the first day of such Interest Period; provided, however, that (a) the Applicable Margin shall initially be at Pricing Level II on the Closing Date, (b) no change in the Applicable Margin resulting from the Leverage Ratio shall be effective until three Business Days after the date on which the Administrative Agent receives (x) the financial statements required to be delivered pursuant to Section 5.03(b) or (c), as the case may be, and (y) a certificate of the Chief Financial Officer of the Borrower demonstrating the Leverage Ratio, and (c) the Applicable Margin shall be at Pricing Level I for so long as the Borrower has not submitted to the Administrative Agent as and when required under Section 5.03(b) or (c), as applicable, the information described in clause (b) of this proviso.

“Asset Value” means, at any date of determination, (a) in the case of any Office Asset acquired on or prior to the Amendment No. 2 Effective Date, the Capitalized Value thereof; provided, however, that in the case of any Office Asset acquired after the Amendment No. 2 Effective Date, Asset Value of such Office Asset shall be limited, during the first 12 months following the date of such acquisition, to the lesser of (i) the acquisition price thereof or (ii) the Capitalized Value thereof, provided further that to the extent such acquisition price is less than such Capitalized Value, an upward adjustment shall be made to such acquisition price (in the reasonable discretion of the Administrative Agent) to account for Tenancy Leases entered into in respect of such Office Asset after the acquisition date, (b) in the case of any Development Asset, the book value of such Development Asset as determined in accordance with GAAP, (c) in the case of any Joint Venture Asset that, but for such Asset being owned by a Joint Venture, would qualify as an Office Asset under the definition thereof, the JV Pro Rata Share of the Capitalized Value of such Asset; provided, however, that in the case of any Joint Venture Asset acquired after the Amendment No. 2 Effective Date, Asset Value of such Joint Venture Asset shall be limited, during the first 12 months following the date of such acquisition, to the JV Pro Rata Share of the lesser of (i) the acquisition price thereof or (ii) the Capitalized Value thereof, provided further that to the extent such acquisition price is less than such Capitalized Value, an upward adjustment shall be made to such acquisition price (in the reasonable discretion of the Administrative Agent) to account for leases, subleases, licenses and occupancy agreements entered into in respect of such Joint Venture Asset in the ordinary course of business after the acquisition date and (d) in the case of any Joint Venture Asset not described in clause (c) above, the JV Pro Rata Share of the book value of such Joint Venture Asset as determined in accordance with GAAP.

“Closing Date” means November 3, 2004.

“Commitment” means a Revolving Credit Commitment, a Swing Line Commitment, a Letter of Credit Commitment or a Fronting Commitment.

“Committed Foreign Currencies” means Sterling and Euros.

“Facility” means the Revolving Credit Facility, the Swing Line Facility, the Letter of Credit Facility or the Fronting Facility.

“Information Memorandum” means the information memorandum dated September 2005 used by the Arrangers in connection with the syndication of the Commitments.

“Lender Party” means any Lender, the Swing Line Bank, the Fronting Bank or any Issuing Bank.

“Lenders” means the Initial Lenders, each Assuming Lender that shall become a party hereto pursuant to Section 2.18 or Amendment No. 2 and each Person that shall become a Lender hereunder pursuant to Section 9.07 for so long as such Initial Lender or Person, as the case may be, shall be a party to this Agreement.

“Letter of Credit Advance” means an advance made by any Issuing Bank or any Lender pursuant to Section 2.03(c) and shall include any Fronting Advance in response to a Fronting Event of the type described in clause (3) of Section 2.03A(a).

“Required Lenders” means, at any time, Lenders owed or holding greater than 50% of the sum of (a) the aggregate principal amount (based on the Equivalent in Dollars at such time) of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time and (c) the aggregate Unused Revolving Credit Commitments at such time. For purposes of this definition, (i) the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit Advances owing to any Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Revolving Lenders ratably in accordance with their respective Revolving Credit Commitments, and (ii) the aggregate principal amount of Fronting Advances owing to the Fronting Bank shall be considered to be owed to the respective Non-Qualified Lenders for whose benefit such Fronting Advances were made.

“Revolving Credit Advance” has the meaning specified in Section 2.01(a) and shall include any Fronting Advance in response to a Fronting Event of the type described in clause (1) of Section 2.03A(a).

“Revolving Credit Borrowing Minimum” means, in respect of Revolving Credit Advances denominated in Dollars, $5,000,000, in respect of Revolving Credit Advances denominated in Sterling, £5,000,000 and, in respect of Revolving Credit Advances denominated in Euros, €5,000,000.

“Revolving Credit Borrowing Multiple” means, in respect of Revolving Credit Advances denominated in Dollars, $500,000, in respect of Revolving Credit Advances denominated in Sterling, £500,000 and, in respect of Revolving Credit Advances denominated in Euros, €500,000.

“Revolving Credit Reduction Minimum” means, in respect of Revolving Credit Advances denominated in Dollars, $1,000,000, in respect of Revolving Credit Advances denominated in Sterling, £1,000,000 and, in respect of Revolving Credit Advances denominated in Euros, €1,000,000.

“Revolving Credit Reduction Multiple” means, in respect of Revolving Credit Advances denominated in Dollars, $250,000, in respect of Revolving Credit Advances denominated in Sterling, £250,000 and, in respect of Revolving Credit Advances denominated in Euros, €250,000.

“Swing Line Advance” means an advance made by (a) the Swing Line Bank pursuant to Section 2.01(c) or (b) any Lender pursuant to Section 2.02(b), and shall include any Fronting Advance in response to a Fronting Event of the type described in clause (2) of Section 2.03A(a).

“Termination Date” means the earlier of (a) the third anniversary of the Amendment No. 2 Effective Date, subject to any extension thereof pursuant to Section 2.16, and (b) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitments, the Swing Line Commitment and the Fronting Commitment pursuant to Section 2.05 or 6.01.

“Unencumbered Asset Value” means, at any date of determination, for any Unencumbered Asset, the Capitalized Value thereof; provided, however, that in the case of any Unencumbered Asset acquired after the Amendment No. 2 Effective Date, Unencumbered Asset Value shall be limited, during the first 12 months following the date of such acquisition, to the lesser of (a) the acquisition price thereof or (b) the Capitalized Value thereof, provided further that to the extent such acquisition price is less than such Capitalized Value, an upward adjustment shall be made to such acquisition price (in the reasonable discretion of the Administrative Agent) to account for Tenancy Leases entered into in respect of such Unencumbered Asset after the acquisition date.

“Unused Revolving Credit Commitment” means, with respect to any Lender at any time, (a) such Lender’s Revolving Credit Commitment at such time minus (b) the sum of (i) the aggregate principal amount (denominated in Dollars (including, if applicable, the Dollar Equivalent of any amounts that are not Dollar denominated)) of all Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time, plus (ii) the aggregate principal amount (denominated in Dollars (including, if applicable, the Dollar Equivalent of any amounts that are not Dollar denominated)) of all Fronting Advances made by the Fronting Bank on behalf of such Lender, plus (iii) such Lender’s Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Banks pursuant to Section 2.03(c) and outstanding at such time and (C) the aggregate principal amount of all Swing Line Advances made by the Swing Line Bank pursuant to Section 2.01(c) and outstanding at such time.

(e) The definition of “Unencumbered Asset Conditions” is hereby amended by deleting clause (d) thereof in its entirety and substituting therefor a new clause (d) to read as follows: “(d) is income-producing, and, unless the Total Unencumbered Asset Value as of the applicable date of determination is at least $1,000,000,000, is at least 70% occupied and not more than 30% of which is under development or redevelopment;”

(f) Section 2.01(a) of the Credit Agreement is hereby amended by deleting the figure “$100,000,000” therein and substituting therefor the figure “$150,000,000”.

(g) Section 2.01(c) of the Credit Agreement is hereby amended by deleting the figure “$5,000,000” in clause (i) of the first sentence thereof and substituting therefor the figure “$50,000,000”.

(h) Section 2.02(a) of the Credit Agreement is hereby amended by deleting each reference therein to “1:00 PM (London time)” and replacing such reference with “3:00 PM (London time)”.

(i) The Credit Agreement is hereby amended by adding thereto the following new Section 2.03A:

“SECTION 2.03A. Fronting Advances. (a) Fronting Events. Subject to the terms and conditions set forth in this Section 2.03A, upon delivery of a Notice of Borrowing requesting a Borrowing in a Committed Foreign Currency pursuant to Section 2.02(a) (a “Fronting Event”), the Fronting Bank agrees, subject to the limitations set forth below, to fund the applicable amount then required to be funded in such Committed Foreign Currency by each applicable Non-Qualified Lender (a “Fronting Advance”), notwithstanding the fact that such Fronting Advance, when aggregated with the Pro Rata Share of the Facility Exposure of the Fronting Bank (in its capacity as a Lender), may exceed the amount of the Fronting Bank’s Revolving Credit Commitment; provided that after giving effect to each Fronting Advance the aggregate Equivalent in Dollars of all Fronting Advances funded by the Fronting Bank shall not exceed the respective Fronting Commitment allocated to such Non-Qualified Lender as specified on Schedule I attached hereto (such Fronting Commitments, collectively, the “Fronting Facility”). Immediately upon the making of a Fronting Advance on behalf of a Non-Qualified Lender, such Non-Qualified Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Fronting Bank a risk participation in one hundred percent (100%) of such Fronting Advance. The purchase of such risk participation in each Fronting Advance by such Non-Qualified Lender shall satisfy such Non-Qualified Lender’s funding requirements under Section 2.02(a).

(b) Fronting Commitment. If following delivery of a Notice Borrowing requesting a Borrowing in a Committed Foreign Currency pursuant to Section 2.02(a) (a “Requested Borrowing”), the Fronting Bank, based on the limitations set forth in the proviso to the first sentence of Section 2.03A, is unable to fund the entire corresponding Fronting Advance in such Committed Foreign Currency, then the Fronting Bank will give the Borrower and the Administrative Agent notice of such limitation on the day it obtains knowledge thereof (which notice may be telephonic) and the Borrower may decrease the amount of the Requested Borrowing within one (1) Business Day after receipt of such notice. If the Borrower does not reduce its Requested Borrowing to an amount that will result in the corresponding Fronting Advance being less than or equal to the available

Fronting Commitment subject to the limitation set forth in the proviso to the first sentence in Section 2.03A, then (1) the Requested Borrowing shall be deemed to be reduced in an amount sufficient to result in the corresponding Fronting Advances being equal to the available Fronting Commitments (a “Reduced Borrowing”) and (2) the Borrower shall be deemed to have requested an additional Borrowing in an amount equal to the Equivalent in Dollars of the excess of the Requested Borrowing over the Reduced Borrowing, which shall be made by the Lenders without the utilization of any Fronting Advances.

(c) Allocation of Payments. Following the making of any Fronting Advance by the Fronting Bank hereunder, prior to the date the applicable Non-Qualified Lender that holds the 100% risk participation in such Fronting Advance funds such risk participation pursuant to this Section 2.03A to refinance such Fronting Advance, (1) all payments of principal made in respect of any Advances funded by the Fronting Bank on behalf of such Non-Qualified Lender shall be solely for the account of the Fronting Bank, and (2) all payments of interest made in respect of any Advances funded by the Fronting Bank on behalf of such Non-Qualified Lender shall be solely for the account of such Non-Qualified Lender, provided that the interest paid to such Non-Qualified Lender shall be reduced by the Fronting Fee payable pursuant to Section 2.08(e).

(d) Sharing Events. Upon the occurrence of an Event of Default and the conversion of all Advances denominated in any Committed Foreign Currency into Dollars pursuant to Section 2.09(b)(iii) (a “Sharing Event”), the Administrative Agent shall notify each Non-Qualified Lender of its obligation to fund its participation in each Fronting Advance. Each Non-Qualified Lender shall make the amount of its participation in each such Fronting Advance available to the Administrative Agent for the account of the Fronting Bank, by deposit of such amount (in Dollars) to the Administrative Agent’s Account, in same day funds, not later than 1:00 P.M. (New York City time) on the Business Day specified in such notice.

(e) Assignments to Qualified Lenders. To the extent that a Non-Qualified Lender that has a risk participation in a Fronting Advance assigns all or part of its interest in such risk participation under Section 9.07 to a Qualified Lender, then (1) such assignee Lender shall make the amount of its assigned participation in such Fronting Advance available to the Administrative Agent for the account of the Fronting Bank, by deposit of such amount (in the applicable currency) to the Administrative Agent’s Account, in same day funds, not later than 1:00 P.M. (New York City time) on the third (3rd) Business Day following the effective date of the assignment and (2) such assignee shall continue to be treated hereunder as a Non-Qualified Lender for the sole purpose of computing the Fronting Fee on such Fronting Advance until such time as such assignee shall have made the deposit required under clause (1) above, provided that (A) such assignee shall not be deemed to be a Non-Qualified Lender for any other purpose and (B) the Fronting Bank shall have no obligation to make any Fronting Advances on behalf of such assignee.

(f) Failure to Make Payments. If any applicable Lender fails to make available to the Fronting Bank any amount required to be paid by such Lender pursuant to Section 2.03A(d) or 2.03A(e) by the time specified therein, the

Fronting Bank shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Fronting Bank at the Federal Funds Rate. A certificate of the Fronting Bank submitted to any applicable Lender (through the Administrative Agent) with respect to any amount owing under this Section 2.03A(f) shall be conclusive absent manifest error.

(g) Obligations Absolute. Each applicable Lender’s obligation to purchase and fund risk participations in Fronting Advances pursuant to this Section 2.03A shall be absolute and unconditional and shall not be affected by any circumstance, including (1) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Fronting Bank, any Loan Party or any other Person for any reason whatsoever, (2) the occurrence or continuance of a Default or Event of Default, or (3) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay the Fronting Bank, together with interest as provided herein.

(h) Funding of Risk Participations. At any time after any Lender has purchased and funded a risk participation in a Fronting Advance, if the Fronting Bank receives any payment on account of such Fronting Advance, the Fronting Bank will distribute to such Lender such payment (appropriately adjusted to reflect the period of time during which such Lender’s participation was funded) in the same funds and currency as those received by the Fronting Bank.

(i) Return of Payments. Notwithstanding the foregoing provisions of this Section 2.03A, if any payment referred to in Section 2.03A(h) is required to be returned by the Fronting Bank in connection with any proceeding under any Bankruptcy Law or otherwise (including pursuant to any settlement entered into by the Fronting Bank in its direction), the Lender to which the Fronting Bank paid such payment shall pay to the Fronting Bank in the applicable currency of such Fronting Advance the amount of such payment on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Fronting Bank. The obligations of the applicable Lenders under this Section 2.03A(i) shall survive the payment in full of the Obligations of the Loan Parties under the Loan Documents and the termination of this Agreement.”

(j) Section 2.05(b) of the Credit Agreement is hereby amended by adding the following new clause (iii) thereto as follows:

“(iii) The Fronting Facility shall be permanently reduced from time to time on the date of each reduction in the Revolving Credit Facility by the amount, if any, by which the amount of the Fronting Facility exceeds the Revolving Credit Facility after giving effect to such reduction of the Revolving Credit Facility.”

(k) Section 2.08 of the Credit Agreement is hereby amended by adding the following new Subsection (e) thereto as follows:

“(e) Fronting Fee. In consideration of each Fronting Advance made by a Fronting Bank, the applicable Non-Qualified Lender on behalf of whom such Fronting Advance is made shall pay to such Fronting Bank a fee on the principal balance of such Fronting Advance outstanding from time to time determined at a rate per annum equal to two-tenths of one percent (0.20%) (a “Fronting Fee”). Such Fronting Fee shall be payable only upon receipt by the Administrative Agent of interest payable by the Borrower in respect of the Advances funded by such Fronting Advance, in which case such Fronting Fee shall be payable with respect to the period to which such interest relates.”

(l) Section 2.18(a) of the Credit Agreement is hereby amended by deleting the figure “$350,000,000” therein and substituting therefor the figure “$500,000,000”.

(m) Section 2.18 of the Credit Agreement is hereby amended by adding thereto the following new Subsection (f):

“(f) Notwithstanding the foregoing provisions of this Section 2.18, no Assuming Lender or Increasing Lender shall be eligible to participate in a Commitment Increase hereunder unless such Lender (i) shall be a Qualified Lender, or (ii) shall have implemented a foreign currency fronting arrangement (either through the Fronting Bank acting in its sole discretion or otherwise) reasonably satisfactory to the Borrower and the Administrative Agent to enable such Lender to meet its obligations hereunder to make Advances in Committed Foreign Currencies following the occurrence of any Fronting Event.”

(n) Section 4.01(g) of the Credit Agreement is hereby amended and restated to read as follows:

“(g) The Consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at December 31, 2004 and the related Consolidated statement of income and Consolidated statement of cash flows of the Parent Guarantor and its Subsidiaries for the fiscal year then ended, accompanied by an unqualified opinion of KPMG LLP, independent public accountants, and the Consolidated balance sheet of the Parent Guarantor as at June 30, 2005, and the related Consolidated statement of income and Consolidated statement of cash flows of the Parent Guarantor and its Subsidiaries for the six months then ended, copies of which have been furnished to each Lender Party, fairly present, subject, in the case of such balance sheet as at June 30, 2005, and such statements of income and cash flows for the six months then ended, to year-end audit adjustments, the Consolidated financial condition of the Parent Guarantor and its Subsidiaries as at such dates and the Consolidated results of operations of the Parent Guarantor for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and since December 31, 2004, there has been no Material Adverse Change.”

(o) Section 4.01(h) of the Credit Agreement is hereby amended and restated to read as follows:

“(h) The Consolidated forecasted balance sheets, statements of income and statements of cash flows of the Parent Guarantor and its Subsidiaries most recently delivered to the Lender Parties pursuant to Section 5.03 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Parent Guarantor’s best estimate of its future financial performance.”

(p) Section 4.01(o) of the Credit Agreement is hereby amended and restated to read as follows:

“(o) Set forth on Schedule 4.01(o) hereto is a complete and accurate list of all Debt of each Loan Party and its Subsidiaries outstanding as of the date indicated and showing as of such date the obligor and the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule therefor.”

(q) Section 5.02(b)(ii)(H) of the Credit Agreement is hereby amended and restated to read as follows:

“(H) Recourse Debt not secured by any Lien in an amount not to exceed in the aggregate the sum of (1) 10% of Total Asset Value, plus (2) the amount, if any, by which the Revolving Credit Facility exceeds the Facility Exposure; provided, however, that if at any time the Parent Guarantor shall maintain a Debt Rating from S&P of at least BBB – or a Debt Rating from Moody’s of at least Baa3, then the limitation set forth above in this clause (H) shall not apply and Recourse Debt shall be permitted to the extent the incurrence of such Recourse Debt would not result in a Default or Event of Default by the Parent Guarantor in respect of its financial covenants in Section 5.04(a);”

(r) Section 5.04(a) of the Credit Agreement is hereby amended by (i) restating in its entirety the Maximum Total Leverage Ratio grid in clause (i) thereof to read as follows:

Period	Leverage Ratio
9/30/04 through 12/31/06	65.0%
1/1/07 and thereafter	60%

(ii) restating in its entirety the Maximum Secured Debt Leverage Ratio grid in clause (iii) thereof to read as follows:

Period	Secured Debt Leverage Ratio
9/30/04 through 12/31/06	55.0%
1/1/07 and thereafter	45%

(iii) deleting the figure “$300,000,000” in clause (iv) thereof and substituting therefor the figure “$544,000,000”, and (iv) deleting the words “following the Closing Date” in clause (iv) thereof and substituting therefor the words “following the Amendment No. 2 Effective Date”.

(s) The two parentheticals in the last paragraph of Section 6.01 are hereby amended and restated to read in both instances as follows: “(other than Letter of Credit Advances by an Issuing Bank or a Lender pursuant to Section 2.03(c), Swing Line Advances by a Lender pursuant to Section 2.02(b) and the funding of risk participations in Fronting Advances at the times and in the amounts required pursuant to Section 2.03A)”.

(t) The first line of Section 8.01 of the Credit Agreement is hereby amended by inserting therein the words “, the Fronting Bank (if applicable)” immediately after the words “the Swing Line Bank (if applicable)”.

(u) Section 9.01 of the Credit Agreement is hereby amended by inserting the words “, the Fronting Bank” immediately after the words “the Swing Line Bank” each time such words appear in such Section.

(v) Section 9.02(a) of the Credit Agreement is hereby amended and restated to read as follows:

“(a) All notices and other communications provided for hereunder shall be either (x) in writing (including telecopier or telegraphic communication) and mailed, telecopied, telegraphed or delivered, (y) as and to the extent set forth in Section 9.02(b) and in the proviso to this Section 9.02(a), in an electronic medium and delivered as set forth in Section 9.02(b) or (z) as and to the extent expressly permitted in this Agreement, transmitted by e-mail, provided that such e-mail shall in all cases include an attachment (in PDF format or similar format) containing a legible signature of the person providing such notice, if to the Borrower, at its address at 560 Mission Street, Suite 2900, San Francisco, CA 94105, Attention: Wendy Will (and in the case of transmission by e-mail, with a copy by e-mail to wwill@digitalrealtytrust.com) and a courtesy copy by U.S. mail to the attention of Jennifer Saunders at Latham & Watkins LLP, 633 West Fifth Street, Suite 4000, Los Angeles, CA 90071; if to any Initial Lender, at its Domestic Lending Office or, if applicable, at the e-mail address specified opposite its name on Schedule I hereto (and in the case of a transmission by e-mail, with a copy by U.S. mail to its Domestic Lending Office); if to any other Lender Party, at its Domestic Lending Office or, if applicable, at the e-mail address specified in the Assignment and Acceptance pursuant to which it became a Lender Party (and in the case of a transmission by e-mail, with a copy by U.S. mail to its Domestic Lending Office); if to the Initial Issuing Bank, at its addresses at Two Penns Way, New Castle, Delaware 19720, Attention: Valerie Burrows, Citigroup Global Loans, and 390 Greenwich Street, New York, NY 10013, Attention: Niraj R. Shah, Bank Loan Syndications Department, or, if applicable, by e-mail to valerie.r.burrows@citigroup.com and niraj.r.shah@citigroup.com (and in the case of a transmission by e-mail, with a copy by U.S. mail to each of the aforementioned addresses); and if to the Administrative Agent, the Swing Line Bank or the Fronting Bank, at its address at Two Penns Way, New Castle, Delaware 19720, Attention: Valerie Burrows, Citigroup Global Loans, or, if applicable, by e-mail to valerie.r.burrows@citigroup.com (and in the case of a transmission by e-mail, with a copy by U.S. mail to the aforementioned address) or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telecopied, telegraphed or e-mailed, be effective when deposited in the mails, telecopied, delivered to the telegraph company or confirmed by e-mail, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III or VIII shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.”

(w) The signature page for CNAI is hereby amended by inserting the words “, FRONTING BANK” immediately after the words “SWING LINE BANK” thereon.

(x) Schedule I to the Credit Agreement is hereby amended and replaced in its entirety with Annex A attached hereto.

(y) Schedule 4.01(n) to the Credit Agreement is hereby amended and replaced in its entirety with Annex B attached hereto. The Borrower hereby represents and warrants that such Annex B contains a complete and accurate list of all Existing Debt (other than Surviving Debt) remaining outstanding on the date hereof and shows as of such date the obligor and the principal amount outstanding thereunder.

(z) Schedule 4.01(o) of the Credit Agreement is hereby amended and replaced in its entirety with Annex C attached hereto. The Borrower hereby represents and warrants that such Annex C contains a complete and accurate list of all Debt of each Loan Party and its Subsidiaries outstanding as of the date indicated and shows as of such date the obligor and the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule therefor.

(aa) Schedule 4.01(q) of the Credit Agreement is hereby amended and replaced in its entirety with Annex D attached hereto. The Borrower hereby represents and warrants that (i) such Annex D contains a complete and accurate list of all material Real Property owned by any Loan Party or any of its Subsidiaries as of the date indicated, showing as of such date the street address, county or other relevant jurisdiction, state, record owner and book value thereof, and (ii) each Loan Party or such Subsidiary has good, marketable and insurable fee simple title to such Real Property, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.

(bb) Schedule 4.01(r) of the Credit Agreement is hereby amended and replaced in its entirety with Annex E attached hereto. The Borrower hereby represents and warrants that (i) such Annex E contains a complete and accurate list of all leases of material Real Property under which any Loan Party or any of its Subsidiaries is the lessee as of the date indicated, showing as of such date the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof, and (ii) each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms.

(cc) Exhibits A and D to the Credit Agreement are hereby amended by deleting the reference to “a Delaware limited partnership” in the first paragraph of each such Exhibit and replacing each such reference with “a Maryland limited partnership”.

(dd) Exhibits B, C and F to the Credit Agreement are hereby amended by deleting each reference therein to “Anitra Lawrence, Bank Loan Syndications Department” and replacing such reference with “Valerie Burrows, Citigroup Global Loans”.

SECTION 2. New Lender Assumptions; Reallocation of Pro Rata Shares. (a) On the Amendment Effective Date, each New Lender shall be deemed (without executing an Assignment and Acceptance or Assumption Agreement) to have (i) become a party to the Credit Agreement (as amended hereby) and have the rights and obligations of a Lender thereunder, (ii) represented and warranted that it is legally authorized to enter into the Credit Agreement and this Amendment; (iii) confirmed that it has received a copy of the Credit Agreement and this Amendment, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement (as amended hereby); (iv) agreed that it will, independently and without reliance upon the Administrative Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement (as amended hereby); (v) represented and warranted that its name set forth on Annex A hereto is its legal name; (vi) confirmed that it is an Eligible Assignee; (vii) appointed and authorized the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (viii) agreed that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement (as amended hereby) are required to be performed by it as a Lender Party; and (ix) agreed that it will promptly deliver any U.S. Internal Revenue Service forms required under Section 2.12 of the Credit Agreement (as amended hereby).

(b) On the Amendment Effective Date, to the extent the Advances then outstanding and owed to any Lender immediately prior to the effectiveness of this Amendment shall be less than such Lender’s Pro Rata Share (calculated immediately following the effectiveness of this Amendment) of all Advances then outstanding and owed to all Lenders (each such Lender, including any New Lender, a “Purchasing Lender”), then such Purchasing Lender, without executing an Assignment and Acceptance, shall be deemed to have purchased an assignment of a pro rata portion of the Advances then outstanding and owed to each Lender that is not a Purchasing Lender (a “Selling Lender”) in an amount sufficient such that following the effectiveness of all such assignments the Advances outstanding and owed to each Lender shall equal such Lender’s Pro Rata Share (calculated immediately following the effectiveness of this Amendment) of all Revolving Credit Advances then outstanding and owed to all Lenders; provided, however, that (i) no Purchasing Lender that is a Non-Qualifying Lender shall be deemed pursuant to this Section 2(b) to have purchased any Advances denominated in a Committed Foreign Currency, and (ii) any such Advances shall be deemed to have been purchased on behalf of such Non-Qualifying Lender by CNAI through the making of Fronting Advances in its capacity as Fronting Bank under the Credit Agreement as amended hereby. The assignments deemed made pursuant to this Section 2(b) shall not be subject to the $3,500 processing and recordation fee set forth in Section 9.07(a) of the Credit Agreement.

(c) The Administrative Agent shall calculate the net amount to be paid by each Purchasing Lender and received by each Selling Lender in connection with the assignments effected hereunder on the Amendment Effective Date. Each Purchasing Lender shall make the amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the Amendment Effective Date. The Administrative Agent shall distribute on the Amendment Effective Date the proceeds of such amount to each of the Selling Lenders entitled to receive such payments at its Applicable Lending Office. If in connection with the transactions described in this Section 2 any Lender shall incur any losses, costs or expenses of the type described in Section 9.04(c) of the Credit Agreement, then the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for such losses, costs or expenses reasonably incurred.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Amendment Effective Date (defined below), before and after giving effect to this Amendment (including, without limitation, the representation and warranty set forth in Section 4.01(g) of the Credit Agreement, as amended by this Amendment), as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and each Lender or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, (ii) the consent attached hereto (the “Consent”) executed by each of the Guarantors, and (iii) a Note payable to the order of each Lender requesting the same in a principal amount equal to such Lender’s respective Revolving Credit Commitment as of the Amendment Effective Date.

(b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date).

(c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

(d) All of the fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

(e) Certified copies of (i) the resolutions of the Board of Directors, general partner or managing member, as applicable, of (A) the Borrower approving this Amendment and the matters contemplated hereby and thereby and (B) each Guarantor approving the Consent and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

(f) A certificate of the Secretary or an Assistant Secretary of (i) the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and (ii) each Guarantor certifying the names and true signatures of the officers of such Guarantor authorized to sign the Consent.

(g) An opinion (or opinions) of counsel to the Borrower in form and substance satisfactory to the Administrative Agent.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 5. Reference to and Effect on the Credit Agreement, the Notes and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit

Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Balance of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

DIGITAL REALTY TRUST, L.P.

By:	DIGITAL REALTY TRUST, INC., its sole general partner

	By	/S/ A. WILLIAM STEIN
Name:
Title:

Signature Page

ADMINISTRATIVE AGENT, SWING LINE BANK, FRONTING BANK, AN EXISTING LENDER AND A LENDER:

CITICORP NORTH AMERICA, INC.

By	/S/ DAVID BOUTON
Name: David Bouton
Title: Vice President

Signature Page

OTHER LENDER PARTIES:

MERRILL LYNCH CAPITAL CORPORATION, as an Existing Lender and a Lender

By	/S/ JOHN C. ROWLAND
Name: John C. Rowland
Title: Vice President

Signature Page

BANK OF AMERICA, N.A., as an Existing Lender and a Lender

By	/S/ ALLISON M. GAUTHIER
Name: Allison M. Gauthier
Title: Senior Vice President

Signature Page

KEYBANK NATIONAL ASSOCIATION, as an Existing Lender and a Lender

By	/S/ JANE E. MCGRATH
Name: Jane E. McGrath
Title: Vice President

Signature Page

ROYAL BANK OF CANADA, as an Existing Lender and a Lender

By	/S/ GORDON MACARTHUR
Name: Gordon MacArthur
Title: Authorized Signatory

Signature Page

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (F/K/A CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH), as an Existing Lender and a Lender

By	/S/ BILL O’DALY
Name: Bill O’Daly
Title: Director

By	/S/ CASSANDRA DROOGAN
Name: Cassandra Droogan
Title: Associate

Signature Page

UBS LOAN FINANCE LLC, as an Existing Lender and a Lender

By	/S/ JOSELIN FERNANDES
Name: Joselin Fernandes
Title: Associate Director Banking Products Services US

By	/S/ CHRISTOPHER M. AITKIN
Name: Christopher M. Aitkin
Title: Associate Director Banking Products Services US

Signature Page

CONSENT

Dated as of October 31, 2005

Each of the undersigned, as a Guarantor under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

GUARANTORS:

DIGITAL REALTY TRUST, INC.

By	/S/ A. WILLIAM STEIN
Name:
Title:

DIGITAL SERVICES, INC.

By	/S/ A. WILLIAM STEIN
Name:
Title:

GLOBAL ASML, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/S/ A. WILLIAM STEIN
Name:
Title:

Signature Page

GLOBAL LAFAYETTE STREET HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC. its sole general partner

		By		/S/ A. WILLIAM STEIN
Name:
Title:

GLOBAL LAFAYETTE STREET, LLC

By:	GLOBAL LAFAYETTE STREET HOLDING COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:		DIGITAL REALTY TRUST, INC., its sole general partner

			By	/S/ A. WILLIAM STEIN
Name:
Title:

GIP FAIRMONT HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By		/S/ A. WILLIAM STEIN
Name:
Title:

Signature Page

GIP FAIRMONT, LLC

By:	GIP FAIRMONT HOLDING COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST,
INC., its sole general partner

			By	/S/ A. WILLIAM STEIN
Name:
Title:

GLOBAL INNOVATION SUNSHINE HOLDINGS LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/S/ A. WILLIAM STEIN
Name:
Title:

GLOBAL GOLD CAMP, LLC

By:	GLOBAL GOLD CAMP HOLDING COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/S/ A. WILLIAM STEIN
Name:
Title:

Signature Page

GLOBAL GOLD CAMP HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/S/ A. WILLIAM STEIN
Name:
Title:

DIGITAL 833 CHESTNUT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/S/ A. WILLIAM STEIN
Name:
Title:

DIGITAL CONCORD CENTER, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/S/ A. WILLIAM STEIN
Name:
Title:

Signature Page